UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
PRESIDENTIAL REALTY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS June 15, 2009
PROXY STATEMENT
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF MANAGEMENT
EXECUTIVE OFFICERS
REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
DIRECTOR COMPENSATION
CERTAIN TRANSACTIONS
THE BOARD OF DIRECTORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS

PRESIDENTIAL REALTY CORPORATION
180 South Broadway
White Plains, N.Y. 10605

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 15, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PRESIDENTIAL REALTY CORPORATION has been called for and will be held at 2:00 P M, New York time, on Monday, June 15, 2009 at the Marriott Residence Inn, 5 Barker Avenue, White Plains, New York, for the following purposes:

1. To elect, by vote of the Class A shares, four directors of the Company to serve for the ensuing year;

2. To elect, by vote of the Class B shares, two directors of the Company to serve for the ensuing year; and

3. To transact such other business as may properly come before the Annual Meeting.

Only stockholders of record at the close of business on April 21, 2009 are entitled to notice of and to vote at the Annual Meeting.

Stockholders are cordially invited to attend the Annual Meeting in person. If you are not able to do so and wish your stock voted, you are requested to complete, sign and date the accompanying proxy or proxies and promptly return the same in the enclosed stamped envelope. If you hold both classes of stock, please make sure that you send in both proxies.

BY ORDER OF THE
BOARD OF DIRECTORS

Robert Feder
Chairman of the Board of Directors

Dated: April 27, 2009

Your vote is important. Even if you plan to attend the meeting, please vote by completing, signing and returning the enclosed proxy card by mail. If you wish to vote by telephone or on the Internet, please follow the instructions on your proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON JUNE 15, 2009

The 2009 Proxy Statement and 2008 Annual Report to Shareholders are available at http://materials.proxyvote.com/741004

PRESIDENTIAL REALTY CORPORATION
180 South Broadway, White Plains, New York 10605

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the management of PRESIDENTIAL REALTY CORPORATION of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at 2:00 PM New York time on Monday, June 15, 2009 at the Marriot Residence Inn, 5 Barker Avenue, White Plains, New York, and at any adjournment thereof. If proxies in the accompanying form are properly executed and returned, the shares represented thereby will be voted as instructed in the proxy. A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by attending the Annual Meeting and requesting to vote in person.

Only stockholders of record as of the close of business on April 21, 2009 will be entitled to vote.

The distribution of this Proxy Statement and the enclosed forms of proxy to stockholders will commence on or about April 27, 2009. The Company’s annual report to stockholders for 2008, including financial statements, is being mailed to stockholders with this Proxy Statement.

As of April 21, 2009, there were outstanding and entitled to vote at the Annual Meeting 442,533 shares of the Company’s Class A Common Stock (held by approximately 83 holders of record) and 2,957,147 shares of the Company’s Class B Common Stock (held by approximately 453 holders of record). The Company is authorized to issue 700,000 Class A shares and 10,000,000 Class B shares. The presence at the Annual Meeting of a majority, or 221,267, of the outstanding shares of the Company’s Class A Common Stock and a majority, or 1,478,574, of the outstanding shares of the Company’s Class B Common Stock, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

The holders of the Class A Common Stock have the right at all times to elect two-thirds of the membership of the Board of Directors of the Company, and the holders of the Class B Common Stock have the right at all times to elect one-third of the membership of the Board of Directors of the Company. All directors, once elected, have equal authority and responsibility. On all other matters, the holders of the Class A Common Stock and the holders of the Class B Common Stock have one vote per share for all purposes. However, no action may be taken that would alter or change the special rights or powers given to either class of Common Stock so as to affect such class adversely, or that would increase or decrease the amount of the authorized stock of such class, or increase or decrease the par value thereof, except upon the affirmative vote of the holders of the majority of the outstanding shares of the class of stock so affected.

Accordingly, the Class A shares will vote as a class for the election of four Directors of the Company to serve for the ensuing year (Proposal No. 1 on the accompanying Notice of Annual Meeting), and for this purpose each Class A share will be entitled to one vote. The Class B shares will vote as a class for the election of two directors of the Company to serve for the ensuing year (Proposal No. 2 on the accompanying Notice of Annual Meeting), and for this purpose each Class B share will be entitled to one vote.

With respect to Proposals No. 1 and 2, directors are elected by a plurality of the votes of the shares of common stock present, represented and voted at the Annual Meeting. This means that the director-nominee with the most affirmative votes for a particular position is elected for that position. Consequently, only the number of votes “for” and “against” affect the outcome, and abstentions and broker non-votes will have no effect on the outcome of the election of directors, except to the extent that failure to vote for an individual results in another individual receiving a larger number of votes. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. The Company believes that abstentions and broker non-votes should be counted for purposes of determining if a quorum is present at the Annual Meeting for the transaction of business.

ELECTION OF DIRECTORS

Election of Directors by Class A Stockholders

It is intended that proxies in the accompanying form received from the holders of Class A Common Stock will be voted FOR the four persons listed below, each of whom, except for Thomas Viertel, is at present a director, as directors for the ensuing year. Mr. Viertel is being nominated to the Board of Directors following the resignation of Robert E. Shapiro for health reasons from the Board of Directors in April 2009. If for any reason any of these nominees becomes unable to serve as a director, it is intended that such proxies will be voted for the election, in his place, of any substituted nominee as management may recommend, and of the other nominees listed. Management, however, has no reason to believe that any nominee will be unable to serve as director. The directors so elected will serve until the next Annual Meeting and until their respective successors are duly elected and have qualified.

		First
		Became Director
	Occupation or Principal Employment	of Presidential or its
Name and Age of Director	for Past 5 Years	Predecessor Company

Steven Baruch (70)*	Executive Vice President of Presidential	2007
Robert Feder (78)	Partner, Cuddy & Feder, Attorneys; Chairman of the Board of Directors of Presidential**	1981
Jeffrey F. Joseph (67)*	President and Chief Executive Officer of Presidential	1993
Thomas Viertel (67)	Executive Vice President and Chief Financial Officer of Presidential	—

*	Member of the Executive Committee of the Board of Directors

**	Mr. Feder was elected Chairman of the Board of Directors in April 2009.

Steven Baruch and Thomas Viertel are cousins.

Election of Directors by Class B Stockholders

It is intended that proxies in the accompanying form received from the holders of Class B Common Stock will be voted FOR the two persons listed below, each of whom is at present a director, as directors for the ensuing year. If for any reason any of these nominees becomes unable to serve as a director, it is intended that such proxies will be voted for the election, in his place, of any substituted nominee as management may recommend, and of the other nominees listed. Management, however, has no reason to believe that any nominee will be unable or unwilling to serve as a director. The directors so elected will serve until the next Annual Meeting and until their respective successors are duly elected and have qualified.

		First
		Became Director
	Occupation or Principal Employment	of Presidential or its
Name and Age of Director	for Past 5 Years	Predecessor Company

Richard Brandt (81)	Chairman Emeritus and Consultant to Trans-Lux Corporation(1)	1972
Mortimer M. Caplin (92)	Partner, Caplin & Drysdale, Attorneys(2)	1984

(1)	Trans-Lux Corporation is a manufacturer of stock tickers and electronic displays and operates some real estate.

(2)	Mr. Caplin is also a director of Danaher Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of April 21, 2009, the following persons owned beneficially the following amounts and percentages of the Class A and Class B Common Stock of Presidential:

	Class A						Percentage of all
	Common			Class B		Percentage of	Outstanding Stock
	Stock		Percentage of	Common Stock		Class B	(Class A and B
	Beneficially		Class A	Beneficially		Common	Common Stock
Name and Address	Owned		Common Stock	Owned		Stock	Combined)

Pdl Partnership	198,735	(1)	44.9%	None		None	5.9%
180 South Broadway White Plains, NY 10605
Leeward Capital LP	None		None	210,300	(2)	7.1%	6.2%
One California Street San Francisco, CA 94111

(1)	Such amount does not include 27,601 shares owned by certain partners of Pdl Partnership, including 4,762 shares owned by a partner as trustee, the beneficial ownership of which 4,762 shares is disclaimed. The partners of Pdl Partnership are Jeffrey Joseph, an officer and director of Presidential and a nominee for director; Steven Baruch, an officer and director of Presidential and a nominee for director; and Thomas Viertel, an officer of Presidential and a nominee for director.

(2)	Based upon a Schedule 13G dated January 2, 2009 filed by Leeward Capital, LP, Leeward Investments LLC and Kent M. Rowett.

Except as set forth in the notes to the table, each of the owners of the shares set forth in the table has the sole voting and dispositive power over such shares except that any such owner has no voting or dispositive power over shares the beneficial ownership of which is disclaimed.

The Company’s management knows of no other persons owning beneficially more than 5% of either the outstanding Class A Common Stock or the outstanding Class B Common Stock of the Company.

Neither Pdl Partnership nor its partners have any contract, arrangement, understanding or relationship (legal or otherwise) with respect to any securities of the Company, except as described in this paragraph. 212,648 shares of Class A Common Stock owned by Pdl Partnership or its partners are pledged to Robert E. Shapiro, a director of the Company until his recent resignation for reasons of health, and The Joseph Viertel Trust, Thomas Viertel (a nominee for Director), Jack Viertel, Linda Viertel, Alice Krieger, Dennis Krieger and Pat Daly as security for loans previously made in connection with the purchase of 134,334 shares of Class A Common Stock by Pdl Partnership’s predecessor-in-interest. The partners of Pdl Partnership have entered into an Agreement pursuant to which they have agreed among themselves that the Class A shares owned by Pdl Partnership may (1) be voted by Pdl Partnership only by action of any two of them or (2) be sold by Pdl Partnership only with the approval of any two of them.

SECURITY OWNERSHIP OF MANAGEMENT

As of April 21, 2009, the following directors and executive officers of Presidential owned beneficially the following amounts and percentages of the Class A and Class B Common Stock of Presidential:

		Class A		Class B
		Common		Common
		Beneficially		Beneficially		Percentage of all
		Owned		Owned		Outstanding
		and		and		Stock
		Percentage		Percentage		(Class A and B
Name of Beneficial Owner	Position with Presidential	of Class		of Class		Combined)

Richard Brandt	Director	None		17,000	*	*
Mortimer Caplin	Director	None		91,866	(1)	2.7%
				3.1%
Robert Feder	Director and Chairman of The Board of Directors	916	*(2)	20,552	*(2)	*
Jeffrey F. Joseph	Director, Chief Executive	199,735	(3)	134,721		9.8%
	Officer, President	45.1%		4.6%
Thomas Viertel	Executive Vice President,	214,834	(3)	34,898		7.3%
	Chief Financial Officer and	48.6%		1.2%
	Nominee for Director
Steven Baruch	Director,	209,237	(3)(4)	41,858	(6)	7.4%
	Executive Vice President	47.3%		1.4%
Elizabeth Delgado	Treasurer, Secretary	None		12,023	*	*
All officers and directors as a group (7 persons)		227,252	(5)	352,918	(5)
		51.4%		11.9%		17.1%

*	Less than 1% of the class of stock

(1)	Includes 47,775 Class B shares held by a private charitable foundation established by Mr. Caplin, the beneficial ownership of which is disclaimed.

(2)	Includes 124 Class A shares and 3,037 Class B shares held by Mr. Feder’s wife, the beneficial ownership of which is disclaimed.

(3)	Includes 198,735 Class A shares owned by Pdl Partnership, a general partnership owned by Mr. Joseph, Mr. Viertel and Mr. Baruch. See “Security Ownership of Certain Beneficial Owners” above.

(4)	Includes 4,762 Class A shares and 9,031 Class B shares held as co-trustee under a trust, the beneficial ownership of which is disclaimed.

(5)	Such amount includes (i) 198,735 shares of Class A Common Stock owned by Pdl Partnership (see “Security Ownership of Certain Beneficial Owners” above) and (ii) 4,886 shares of Class A Common Stock and 59,843 shares of Class B Common Stock held in trust or in the names of wives, the beneficial ownership of which is disclaimed by the respective persons.

Except as set forth in the notes to the table, each of the owners of the shares set forth in the table has the sole voting and dispositive power over such shares except that any such owner has no voting or dispositive power over shares the beneficial ownership of which is disclaimed.

EXECUTIVE OFFICERS

The following table sets forth information with respect to the executive officers of Presidential. Each officer has been elected for a period of one year and thereafter until his successor is elected, subject to the terms of the Employment Agreements described below.

Name	Age	Position with Registrant

Jeffrey F. Joseph	67	President, Chief Executive Officer and a Director
Thomas Viertel	67	Executive Vice President, Chief Financial Officer and a Nominee for Director
Steven Baruch	70	Executive Vice President and a Director
Elizabeth Delgado	64	Treasurer and Secretary

Mr. Joseph has been President of the Company since February, 1992 and a Director since April, 1993.

Thomas Viertel has been an Executive Vice President of the Company since January, 1993 and its Chief Financial Officer since April of that year. Mr. Viertel is also the Chairman of the Board of Scorpio Entertainment, Inc., a privately owned company that produces theatrical enterprises. See “Certain Transactions” below.

Mr. Baruch has been an Executive Vice President of the Company since January, 1993 and a Director since June, 2007. Mr. Baruch is also the President of Scorpio Entertainment, Inc. See “Certain Transactions” below.

Ms. Delgado has been Treasurer of the Company since 1986 and the Secretary of the Company since 2002.

Thomas Viertel and Steven Baruch are cousins.

REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

The following table and discussion summarizes the compensation for the two years ended December 31, 2008 and 2007 of the Principal Executive Officer of the Company and of the two most highly compensated executive officers of the Company, who served as such at December 31, 2008.

Summary Compensation Table

				Stock		All Other
	Year	Salary	Bonus	Awards		Compensation		Total
Name and Principal Position (a)	(b)	($)(c)	($)(d)	($)(e)		($)(i)		($)(j)

Jeffrey F. Joseph	2008	344,639	0	0		36,490	(2)	381,129
President, Chief Executive Officer and Director	2007	331,382	0	74,400	(1)	29,773	(2)	435,555
Thomas Viertel	2008	231,589	0	0		33,799	(2)	265,388
Executive Vice President and Chief Financial Officer	2007	222,681	0	0		30,744	(2)	253,425
Steven Baruch	2008	231,589	0	0		29,282	(2)	260,871
Executive Vice President and Director	2007	222,681	0	0		26,712	(2)	249,393

(1)	Represents the value of 10,000 shares of the Company’s Class B Common Stock issued to Jeffrey Joseph under the Company’s Restricted Stock Plan. These shares vest at the rate of 50% per year over a two year period commencing on the date of issuance. The shares are valued at the closing price on the NYSE AMEX on the date of grant and the specified values assume that all shares of restricted stock vest. Dividends are paid on the restricted stock from the date of issuance whether or not such shares are vested.

(2)	The Company pays the premiums on life insurance policies on the lives of, and owned by, Jeffrey F. Joseph, Thomas Viertel and Steven Baruch. The annual premiums for each of years 2008 and 2007 were $15,250 for Mr. Joseph, $12,075 for Mr. Viertel and $11,700 for Mr. Baruch. The Company provides certain officers with automobiles to be used for business purposes but does not prohibit the use of the automobiles for personal purposes and pays all of the operating expenses with respect thereto. The total automobile expense incurred by the Company for each of the following officers for 2008 and 2007 were as follows: Jeffrey F. Joseph, $21,240 for 2008 and $14,523 for 2007; Thomas Viertel, $21,724 for 2008 and $18,669 for 2007; and Steven Baruch, $17,582 for 2008 and $15,012 for 2007.

There were no grants of options or stock appreciation rights in the year ended December 31, 2008 nor were there any options or stock appreciation rights outstanding at December 31, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Equity
								Market		Incentive
								Value		Plan
								Plan	Equity	Awards:
								of	Incentive	Market or
			Equity					Shares	Awards:	Payout
			Incentive			Number		or	Number of	Value of
			Plan			of		Units	Unearned	Unearned
	Number of	Number of	Awards:			Shares		of	Shares,	Shares,
	Securities	Securities	Number of			or Units		Stock	Units or	Units or
	Underlying	Underlying	Securities			of Stock		That	Other	Other
	Unexercised	Unexercised	Underlying			That		Have	Rights	Rights
	Options	Options	Unexercised	Option	Option	Have Not		Not	That Have	That Have
	(#)	(#)	Unearned	Exercise	Expiration	Vested		Vested	Not	Not
	Exercisable	Unexercisable	Options	Price	Date	(#)		($)	Vested	Vested
Name (a)	(b)	(c)	(#)(d)	($)(e)	(f)	(g)(1)		(h)(1)	(#)(i)	($)(j)

Jeffrey F. Joseph						5,000	(2)	8,050
						4,400	(3)	7,084
						5,400	(4)	8,694
Thomas Viertel						4,050	(5)	6,521
Steven Baruch						4,050	(5)	6,521

(1)	All shares are Class B Common shares issued under the Company’s Restricted Stock Plan and are valued at $1.61 per share based on the last sales price on the American Stock Exchange on December 31, 2008.

(2)	This amount is part of an award of 10,000 shares granted on May 30, 2007, of which 5,000 shares were not vested at December 31, 2008. The unvested balance at December 31, 2008 vested on January 1, 2009.

(3)	This amount is part of an award of 11,000 shares granted on July 26, 2005, of which 4,400 shares were not vested at December 31, 2008. The unvested balance of the award vests at the rate of 2,200 shares on each of July 26, 2009 and July 26, 2010.

(4)	The amount is part of an award of 9,000 shares granted on January 11, 2006, of which 5,400 shares were not vested on December 31, 2008. The unvested balance of the award vests at the rate of 1,800 shares on each of January 11, 2009, January 11, 2010 and January 11, 2011.

(5)	This amount is part of an award of 6,750 shares granted on January 11, 2006, of which 4,050 shares were not vested on December 31, 2008. The unvested balance of the award vests at the rate of 1,350 shares on each of January 11, 2009, January 11, 2010 and January 11, 2011.

Defined Benefit Pension Plan

The Company has a Defined Benefit Pension Plan that covers substantially all of its employees, including the officers listed in the Summary Compensation Table. Directors who are not employees of the Company are not eligible to participate in the Plan.

The Plan is a non-contributory, tax qualified defined benefit plan that provides a monthly retirement benefit payable for a participant’s lifetime in an amount equal to the sum of (i) 7.15% of an employee’s average monthly compensation and (ii) .62% of such employee’s average monthly compensation in excess of the average Social Security wage base, multiplied in each case by the employee’s years of service commencing after December 31, 1993 (up to a maximum of 10 years). Average monthly compensation for these purposes is the employee’s monthly compensation averaged over the five consecutive Plan years which produce the highest monthly average within the employee’s last ten years of service. However, the amount of compensation taken into account under a tax qualified plan is limited to $210,000 in 2005, $220,000 in 2006, $225,000 in 2007, $230,000 in 2008 and $245,000 in 2009, and may be increased in future years for cost of living increases. Maximum benefits under the Plan are attainable after ten years of service commencing after December 31, 1993, and are payable at age 65. Mr. Joseph (67 years old), Mr. Viertel (67 years old) and Mr. Baruch (70 years old) all have more than ten years of service credited under the Plan. Effective February 28, 2009, the Company froze future benefit accruals under the Plan.

Employment Agreements

The Company has an employment agreement with Jeffrey F. Joseph, President and Chief Executive Officer of the Company, that extends through December 31, 2012 and provides for annual compensation of $349,809 for calendar year 2009 and annual increases of compensation for subsequent years based on increases in the cost of living. The employment agreement may be terminated by the Company for any reason upon three years prior notice to employee. Subsequent to termination, employee will be retained for three years as a consultant to the Company and receive compensation at a rate equal to 50% of the basic compensation paid in his last year of employment. The employment agreement provides that the employee may also become entitled to a bonus for each calendar year during the employment term based on a formula relating to the Company’s earnings, which bonus is limited to a maximum amount of 33 1/3% of his annual basic compensation for that year. The agreement also provides for retirement benefits commencing four years after retirement in the annual amount of $29,000, subject to increases based on 50% of any increase in the cost of living subsequent to the first year of retirement. In 2007, the Company entered into an Amendment (the “Amendment”) to Mr. Joseph’s employment agreement pursuant to which Mr. Joseph may, upon 180 days prior written notice to the Company, voluntarily resign as an officer and director of the Company, in which event Mr. Joseph will receive a lump sum payment in the amount of (a) 1.5 times his then annual salary if his resignation is effective in calendar year 2009; (b) 1.75 times his then annual salary if his resignation is effective in calendar year 2010; (c) two times his then annual salary if his resignation is effective in calendar year 2011; and (d) 2.5 times his then annual salary if the resignation is effective in calendar year 2012. In addition, pursuant to the Amendment, Mr. Joseph agrees to provide consulting services to the Company for a period of four years after the effective date of his resignation for an annual consulting fee equal to fifty percent of his base salary on the effective date of his resignation. If during the four year consulting term the Company undergoes a change in control event (as defined in Treasury Regulation Section 1.409A-3(i) (5)), Mr. Joseph shall have no further obligation to provide consulting services to the Company, and the Company shall pay to him, without discount, the balance of what would have otherwise been the consulting fees payable to him during the balance of the four year consulting term. During the consulting term, Mr. Joseph shall not engage in any activity that the Company, in its reasonable opinion, deems to be in competition or conflict with the business and/or interests of the Company.

The Company also has employment agreements with Steven Baruch, Executive Vice President of the Company, and Thomas Viertel, Executive Vice President and Chief Financial Officer of the Company, that extend to December 31, 2012 and provide for annual compensation of $235,062 for calendar year 2009 and annual increases of compensation for subsequent years based on increases in the cost of living. Each of the employment agreements may be terminated by the Company for any reason upon three years prior notice to the employee. Subsequent to termination, the employee will be retained for three years as a consultant to the Company and receive compensation at a rate equal to 50% of the basic compensation paid in the last year of employment. The employment agreements provide that the employees may also become entitled to a bonus for each calendar year during the employment term based on a formula relating to the Company’s earnings, which bonus is limited to a maximum amount of 33 1/3% of the annual basic compensation for that year. Each of the agreements also provides for retirement benefits commencing four years after retirement in the annual amount of $29,000, subject to increases based on 50% of any increase in the cost of living subsequent to the first year of retirement. The Company’s employment agreements with Mr. Baruch and Mr. Viertel permit them to spend a reasonable amount of their time during normal business hours on matters related to Scorpio Entertainment, Inc., a company which is engaged in theatrical productions, so long as their time and efforts for Scorpio Entertainment, Inc. do not conflict or interfere with the performance of their duties for the Company and they diligently perform their duties for the Company to the satisfaction of the Board of Directors. See “Certain Transactions” below.

During the retirement periods under the above agreements, Messrs. Joseph, Baruch and Viertel will also be entitled to the continuation of certain life, group health and disability insurance benefits. None of the employment contracts described above provide death benefits for the recipients or for funding by Presidential of the anticipated retirement benefits.

The Company also has an employment agreement with Elizabeth Delgado, the Company’s Secretary and Treasurer, that extended through December 31, 2008 and provided for annual compensation of $152,239 for calendar year 2008. The employment agreement provides for a payment of $75,000 upon retirement and an additional $75,000 if retirement is on or after December 31, 2011. The Company is in the process of negotiating an extension of the employment agreement with Ms. Delgado.

Compensation of Directors

The Company pays each director (other than Jeffrey F. Joseph, who is the President of the Company, Robert E. Shapiro, who was the Chairman of the Board of Directors of the Company until his retirement in April of 2009, and Steven Baruch, who is an Executive Vice President of the Company) $20,000 per annum, plus $2,000 for each meeting of the Board of Directors and the annual meeting of the Audit Committee attended, and $1,500 for attendance at each meeting of the Compensation Committee and all other meetings of the Audit Committee, plus reimbursement of expenses. In addition, the Chairman of the Audit Committee and the Compensation Committee receives an additional $1,000 per annum in each case. A portion of these directors’ fees is paid by the issuance of 1,000 shares of the Company’s Class B Common Stock to each director. The Company ordinarily does not pay any other compensation to directors for their services as Directors. Mr. Viertel, as Executive Vice President and Chief Financial Officer of the Company, will not receive any of these directors’ fees if he is elected to the Board of Directors at the Annual Meeting.

Presidential also has an employment agreement with Robert Shapiro, a director until his retirement in April of 2009, who had previously been an executive officer of the Company, providing for stipulated annual payments for life (plus continuation of life, group health and disability insurance benefits). The annual cash retirement benefits paid under this agreement in 2008 (including insurance premiums and reimbursement for medical expenses) was $231,243:

The following table reflects the compensation in 2008 for each member of the Company’s Board of Directors as described above.

DIRECTOR COMPENSATION

						Nonqualified
	Fees Earned				Non-Equity	Deferred
	or Paid				Incentive Plan	Compensation	All Other
	in Cash		Stock Awards	Option Awards	Compensation	Earnings	Compensation	Total
Name (a)	($)(b)		($)(c)	($)(d)	($)(e)	($)(f)	($)(g)	($)(h)

Steven Baruch	0	(1)						0
Richard Brandt	41,500	(2)	(2)					41,500
Mortimer Caplin	39,500	(2)	(2)					39,500
Robert Feder	39,500	(2)	(2)					39,500
Jeffrey Joseph	0	(1)						0
Robert Shapiro	0	(1)						0

(1)	These Directors receive no compensation for their services as Directors. Mr. Joseph is the President and Chief Executive Officer of the Company and Mr. Baruch is an Executive Vice President of the Company and their compensation is set forth in the Summary Compensation Table. Mr. Shapiro is retired from his former positions as an executive officer of the Company and receives retirement benefits under his Employment Contract as described above.

(2)	As described above, each of these Directors receives a portion of his Director’s fees by the issuance of 1,000 shares of the Company’s Class B Common Stock. The market value of the shares reduces the fees otherwise to be paid in cash. In 2008, the value of the 1,000 shares issued to each of these Directors was $5,920 so that the fee otherwise paid to each Director in cash (as shown in column (b)) in 2008 was reduced by that amount.

CERTAIN TRANSACTIONS

Presidential currently has a loan outstanding to certain affiliates of Ivy Properties, Ltd. (collectively “Ivy”) as more fully described below. Ivy is owned by Thomas Viertel, Steven Baruch and Jeffrey Joseph (the “Ivy Principals”). Pdl Partnership, a partnership which is wholly owned by the Ivy Principals, currently owns 198,735 shares of the Company’s Class A Common Stock. As a result of the ownership of these shares by Pdl Partnership, together with the ownership of an aggregate of 27,601 additional shares of Class A Common Stock individually by the Ivy Principals, Pdl Partnership and the Ivy Principals have beneficial ownership of an aggregate of approximately 51% of the outstanding shares of Class A Common Stock of the Company, which class of stock is entitled to elect two-thirds of the Board of Directors of the Company. By reason of such beneficial ownership, the Ivy Principals are in a position substantially to control elections of the Board of Directors of the Company.

The Board of Directors has adopted a resolution pursuant to which Presidential will not make any loan to Ivy nor enter into any other material transaction with Ivy unless such transaction is unanimously approved by the Directors of Presidential who are not otherwise affiliated with Presidential or Ivy (with no more than one abstention).

As part of a Settlement Agreement effectuated in November, 1991 between Presidential and Ivy, certain of Presidential’s outstanding nonrecourse loans to Ivy (most of which had previously been written down to zero) were modified and consolidated into two nonrecourse loans (collectively, the “Consolidated Loans”) which currently have an aggregate outstanding principal balance of $4,770,050 and a net carrying value of zero. In 1996, Presidential and the Ivy Principals agreed to modify the Settlement Agreement to provide that the only payments required under the Consolidated Loans would be paid by the Ivy Principals in an amount equal to 25% of the operating cash flow (after provision for certain reserves) of Scorpio Entertainment, Inc., a company owned by two of the Ivy Principals that acts as a producer of theatrical productions. To the extent that Presidential receives payments under these notes, such payments will be applied to unpaid and unaccrued interest and recognized as income. During 2008, Presidential received $146,750 of interest on the Consolidated Loans. At December 31, 2008, the total unpaid and unaccrued interest on the Consolidated Loans was $3,520,522. Presidential does not expect to recover any of the principal amounts of the Consolidated Loans.

THE BOARD OF DIRECTORS

Independent Directors

The Board of Directors has determined that Richard Brandt, Mortimer Caplin and Robert Feder are independent directors pursuant to Section 803A(2) of the NYSE AMEX Company Guide.

Committees of the Board of Directors

The Board of Directors of Presidential has a standing Executive Committee, Audit Committee and Compensation and Pension Committee. The Board of Directors does not have a standing nominating committee.

Executive Committee.  The members of the Executive Committee are Jeffrey F. Joseph, Robert E. Shapiro (until his retirement in April of 2009) and Steven Baruch. The function of the Executive Committee is to make general and specific recommendations to the Board of Directors with respect to matters to be considered by the Board. The Executive Committee meets monthly and from time to time as required by the business of Presidential.

Audit Committee.  The members of the Audit Committee are Richard Brandt, Mortimer Caplin and Robert Feder. The function of the Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act, is to oversee the accounting and financial reporting process of the Company and the audits of the financial statements of the Company. Each member of the Audit Committee is independent (as defined in Section 803A(2) of the NYSE AMEX Company Guide). The Board of Directors of the Company has adopted a written Charter for the Audit Committee, a copy of which is attached as Exhibit A to this Proxy Statement. The Audit Committee Report dated March 25, 2009 is attached as Exhibit B to this Proxy Statement. The Audit Committee held four meetings during the Company’s last fiscal year.

The Board of Directors of the Company has determined that Richard Brandt, a member of the Audit Committee, is financially sophisticated as defined by Section 803B(2)(a)(iii) of the NYSE AMEX Company Guide. However, the Board of Directors of the Company has also determined that the Audit Committee does not have any member who qualifies as a financial expert pursuant to Item 407(d) of Regulation S-K. The Board of Directors does not believe that it is necessary to have a member of the Audit Committee who meets the definition of a financial expert pursuant to Item 407(d) of Regulation S-K because all of the members of the Audit Committee satisfy the American Stock Exchange requirements for Audit Committee membership applicable to NYSE AMEX listed companies and, as mentioned above, Mr. Brandt is a financially sophisticated individual as defined by the NYSE AMEX Company Guide. In addition, all members of the Audit Committee have been members for at least ten years and are familiar with the business and accounting practices of the Company.

Compensation and Pension Committee.  The members of the Compensation and Pension Committee are Richard Brandt, Mortimer Caplin and Robert Feder. The function of the Compensation and Pension Committee is to recommend guidelines and specific compensation levels to the Board of Directors of the Company for the executive officers of the Company. The Compensation and Pension Committee does not have a charter. The Compensation and Pension Committee held one meeting during the Company’s last fiscal year.

Since 1993, the principal executives of the Company have been employed under a series of employment contracts that provide for annual salary increases based upon increases in the cost of living and contractual bonuses based upon a formula relating to the Company’s cash flow. Within this framework, the Committee may authorize additional bonuses in cash or restricted stock under the Company’s Restricted Stock Plan to reward or incentivize individual employees. The Committee believes that this compensation structure aligns the interests of its executives with those of the Company’s shareholders, while recognizing the long term contributions to the Company by its principal executives. The Committee consults with Jeffrey Joseph, Chief Executive Officer of the Company, when setting management compensation but does not delegate authority to any member of management or other person to set final compensation. In setting director compensation, the Committee focuses mainly on tying compensation to the responsibilities and time commitments of the respective director positions. The Committee has not retained consultants to advise them and relies on the members’ significant real estate and business experience to set compensation for both directors and management.

Nominating Committee.  The Company does not have a standing nominating Committee. All current Board members have served on the Board for at least ten years. In effect, the entire Board has been serving the function of a nominating committee. However, in accordance with Section 804(a) of the NYSE AMEX Company Guide, all nominations to the Board of Directors will be selected or approved by at least a majority of the independent directors. Since there is no formal nominating committee, the Board does not have a specific policy with respect to the consideration of any candidate for membership on the Board that may be recommended by a security holder and in fact there have been no such recommendations by security holders for over twenty years. There are no formal minimum qualifications or specific qualities or skills that candidates must meet, but the Board will evaluate the overall qualities that a person might bring to the Board, including relevant experience in the real estate industry, business insight, and overall ability to contribute to the Company and the Board. The Company does not pay a fee to a third party to assist in the nomination process.

On April 8, 2009, Robert Shapiro resigned from the Board of Directors for health reasons. The Board of Directors did not fill the vacancy resulting from Mr. Shapiro’s resignation. In accordance with Section 804(a) of the NYSE AMEX Company Guide referred to above, the Company’s three independent directors selected Thomas Viertel as a nominee for election to the Company’s Board of Directors by the holders of the Company’s Class A shares.

Attendance at Meetings of the Board of Directors and Committees

The Board of Directors of the Company held four meetings during the Company’s last fiscal year. All of the directors attended all of the meetings in 2008 of the Board of Directors and the committees of which they were members.

Miscellaneous

The Company does not have a specific policy with respect to the attendance of members of the Board of Directors at its Annual Meeting of Stockholders. Three members of the Board of Directors attended the Company’s Annual Meeting of Stockholders in 2008.

The Company has adopted a Code of Ethics that applies to its Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, among others.

Shareholders may send communications to the Board of Directors or to individual directors by sending such communication addressed to the Board of Directors or an individual director to the Company’s office at 180 South Broadway, White Plains, New York 10605. All written communications addressed to the Board of Directors or to an individual director will be forwarded to such director or directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of reports we received, or written representations that no such reports were required for those persons, we believe that, for 2008, all statements of beneficial ownership required to be filed with the Securities and Exchange Commission were filed on a timely basis.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Change in the Company’s Independent Registered Public Accounting Firm

The Company and the Audit Committee of the Board of Directors annually reviews the selection of its independent registered public accounting firm and in 2007 and 2008 solicited bids from independent accountants to audit the Company’s financial statements for the year ending December 31, 2008. As a result of financial and other considerations, the Audit Committee voted on April 1, 2008 to appoint Holtz Rubenstein Reminick LLP (“Holtz Rubenstein”) as the Company’s new independent registered public accounting firm.

As reported by the Company in its Current Report on Form 8-K filed on April 4, 2008 (the “Form 8-K”):

On April 2, 2008, the Company dismissed Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s independent registered public accounting firm.

The reports of Deloitte & Touche on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that in its report on the Company’s financial statements for the year ended December 31, 2007, Deloitte & Touche stated that it did not audit the combined financial statements of Lightstone Member LLC, PRC Member LLC, Lightstone Member II LLC and Lightstone Member III LLC (collectively the “Lightstone LLCs”) and that such financial statements were audited by other auditors whose report was furnished to Deloitte & Touche and Deloitte & Touche’s opinion, insofar as it relates to the amounts included for the Lightstone LLCs, is based solely on the report of the other auditors.

The decision to change accountants was recommended by the Audit Committee of the Board of Directors and by the entire Board of Directors.

In connection with the audits of the Company’s financial statements for each of the two most recent fiscal years ended prior to the dismissal of Deloitte & Touche as the Company’s independent registered public accounting firm (the years ended December 31, 2006 and 2007), there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make reference to the matter in their report.

There were no “reportable events” as that term is described in Item 304(a) (1)(v) of Regulation S-K.

The Company provided Deloitte & Touche with a copy of the foregoing disclosures and requested Deloitte & Touche to furnish a letter addressed to the Securities and Exchange Commission stating whether it agreed with the above statements. A copy of that letter, dated April 3, 2008, is filed as Exhibit 16 to the Company’s Form 8-K.

The Company engaged Holtz Rubenstein as its new independent registered public accounting firm effective April 1, 2008. During the two most recent fiscal years and through April 1, 2008, the Company did not consult with Holtz Rubenstein concerning the Company’s financial statements, including the application of accounting principles to a specified transaction (proposed or completed) or the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was either the subject of a “disagreement” or “reportable event”

(as such terms are defined in Item 304 of Regulation S-K) with the previous independent registered public accounting firm.

Audit Fees

The following table presents fees billed for professional services rendered by Holtz Rubenstein for the audit of the Company’s financial statements for the fiscal year ended December 31, 2008 and fees for other services rendered by Holtz Rubenstein during that period.

2008

Audit Fees(a)	$135,000
Audit-Related Fees(b)	38,100
Tax Fees(c)	21,000

Total	$194,100

(a)	Fees for audit services for 2008 consisted of the audit of the Company’s annual consolidated financial statements and review of the Company’s quarterly financial statements.

(b)	Fees for audit related services for 2008 consisted of audits of the Company’s wholly-owned subsidiaries and research into various accounting issues. .

(c)	Tax fees for 2008 consisted of Federal, state and local income tax return assistance and REIT compliance testing. .

Holtz Rubenstein did not perform any services or receive any fees for the fiscal year ended December 31, 2007.

Representatives of Holtz Rubenstein are expected to be present at the Company’s Annual Meeting and will be given an opportunity to make a statement and be available to respond to appropriate questions from holders of the Company’s common stock.

The following table presents fees billed for professional services rendered by Deloitte & Touche, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates for the audit of the Company’s financial statements for the fiscal year ended December 31, 2007.

2007

Audit Fees(a)	$330,000
Audit-Related Fees(b)	29,100
Tax Fees(c)	30,950

Total	$390,050

(a)	Fees for audit services for 2007 consisted of the audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements, and assistance with Securities and Exchange Commission matters.

(b)	Fees for audit-related services for 2007 consisted of three audits of the Company’s wholly-owned subsidiaries in such year.

(c)	Fees for tax services for 2007 consisted of tax compliance services. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of Federal, state and local income tax return assistance and REIT compliance testing.

All audit-related services, tax services and other services were pre-approved by the audit committee, which concluded that the provision of those services by Deloitte & Touche was compatible with the maintenance of Deloitte & Touche’s independence in the conduct of its auditing functions.

Policy on Pre-Approval of Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by our Company’s independent registered public accounting firm.

On an on-going basis, management communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent registered public accounting firm. The Audit Committee may also delegate the ability to pre-approve audit and permitted non-audit services to one or more of its members, provided that any pre-approvals are reported to the Audit Committee at its next regularly scheduled meeting.

OTHER MATTERS

Householding

Some brokerage firms have instituted householding. If you and members of your household have multiple accounts holding shares of the Company’s common stock, you may have received householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of this Proxy Statement or our 2008 Annual Report, or wish to receive separate copies of any annual report and proxy statement in the future, or wish to revoke your decision to household. These options are available to you at any time.

Proposals for 2010 Annual Meeting of Stockholders

Stockholder proposals pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934 for the 2010 Annual Meeting of Stockholders must be received by the Secretary at the corporate offices of Presidential, 180 South Broadway, White Plains, New York 10605, no later than December 30, 2009 for inclusion in the Proxy Statement for the 2010 Annual Meeting of Stockholders. In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Company by March 13, 2010.

Cost of Solicitation

The cost of soliciting proxies in the accompanying forms has been or will be borne by the Company. In addition to solicitation by mail, solicitations may be made by telephone calls by existing employees of the Company.

Other

At the date of this Proxy Statement, the only proposals that Management intends to present at the Annual Meeting are those set forth in the Notice of the Annual Meeting of Stockholders. Management knows of no other matter which may come before the Annual Meeting, but if any other matters properly come before the meeting, it is intended that proxies in the accompanying forms will be voted thereon in accordance with the judgment of the person or persons voting the proxies.

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY OR PROXIES AND RETURN SAME IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE.

A STOCKHOLDER EXECUTING AND RETURNING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME BEFORE IT IS VOTED BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY SUBMISSION OF ANOTHER PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING TO VOTE IN PERSON.

April 27, 2009

As amended March 25, 2009	Exhibit A

AUDIT COMMITTEE CHARTER
OF
PRESIDENTIAL REALTY CORPORATION

PURPOSES, AUTHORITY & FUNDING

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Presidential Realty Corporation, a Delaware corporation (the “Company”), is appointed by the Board for the purpose of overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. In so doing, the Committee shall endeavor to maintain free and open communication among the Company’s directors, independent auditor and financial management.

The Committee shall have the authority to retain independent legal, accounting or other advisers as it determines necessary to carry out its duties and, if necessary, to institute special investigations. The Committee may request any officer or employee of the Company, or the Company’s outside counsel or independent auditor, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Further, the Committee may request any such officer, employee, outside counsel or independent auditor to provide any pertinent information to the Committee or to any other person or entity designated by the Committee.

The Company shall provide the Committee with appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for the payments of: (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) compensation to any independent advisers retained by the Committee in carrying out its duties; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

COMMITTEE MEMBERSHIP

The members of the Committee (the “Members”) shall be appointed by the Board and shall serve at the discretion of the Board. The Committee shall consist of at least three Members (unless the Company then satisfies the Small Business Issuer exceptions provided in Section 801(h) and Section 803 B(2)(c) of the Company Guide of the NYSE AMEX LLC (the “NYSE AMEX Company Guide”), in which case the Committee shall consist of at least two Members), each of which shall be a member of the Board. The following membership requirements shall also apply:

(i) each Member must be “independent” as defined in (and subject to any available exceptions or exemptions therein) Section 803A of the NYSE AMEX Company Guide;

(ii) each Member must meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Securities and Exchange Act of 1934, as amended (the “Act”), subject to the exemptions provided in Rule 10A-3(c) under the Act;

(iii) each Member must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement; and

(iv) at least one Member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in such Member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Notwithstanding subparagraph (i) above, one director who: (a) is not independent (as defined in Section 803A of the NYSE AMEX Company Guide; (b) meets the criteria set forth in Section 10A(m)(3) under the Act and the rules promulgated thereunder; and (c) is not a current officer or employee of the Company or Immediate Family Member (as defined in the commentary to Section 803) of such an officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the Company’s next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A Member appointed under the exception set forth in the preceding sentence must not serve longer than two years and must not serve as chairperson of the Committee. (This exception shall not apply if the Company satisfies the Small Business Issuer exception described above).

If a current Member of the Committee ceases to be independent under the requirements of subparagraphs (i) and (ii) above for reasons outside the Member’s reasonable control, the affected Member may remain on the Committee until the earlier of the Company’s next annual stockholders’ meeting or one year from the occurrence of the event that caused the failure to comply with those requirements; provided, however, that when relying on the exception set forth in this sentence the Committee shall cause the Company to provide notice to the Amex promptly upon learning of the event or circumstance that caused the non-compliance. Further, if the Committee fails to comply with the requirements set forth in this “Committee Membership” section of the Charter due to one vacancy on the Committee, and the cure period set forth in the preceding sentence is not otherwise being relied upon for another Member, the Company will have until the earlier of its next annual stockholders’ meeting or one year from the occurrence of the event that caused the failure to comply with the requirements to rectify such non-compliance; provided, however, that when relying on the exception set forth in this sentence the Committee shall cause the Company to provide notice to the Amex immediately upon learning of the event or circumstance that caused the non-compliance.

DUTIES & RESPONSIBILITIES

In fulfilling its purposes as stated in this Charter, the Committee shall undertake the specific duties and responsibilities listed below and such other duties and responsibilities as the Board shall from time to time prescribe, and shall have all powers necessary and proper to fulfill all such duties and responsibilities. Subject to applicable Board and stockholder approvals, the Committee shall:

Financial Statement & Disclosure Matters

1.	Review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the NYSE AMEX;

2.	Oversee the Company’s accounting and financial reporting processes;

3.	Oversee audits of the Company’s financial statements;

4.	Review and discuss reports from the Company’s management or independent auditor regarding: (a) all critical accounting policies and practices to be used by the Company; (b) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

5.	Review and discuss with management and the Company’s independent auditor the Company’s financial statements (including disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) prior to the filing with the SEC of any report containing such financial statements;

6.	Review and discuss the Company’s earnings press releases (including type and presentation of information) prior to release;

7.	If deemed appropriate, recommend to the Board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

8.	Prepare and approve the report required by the rules of the SEC to be included in the Company’s annual proxy statement in accordance with the requirements of Item 7(d)(3)(i) of Schedule 14A and Item 306 of Regulation S-B (or S-K if then applicable);

Matters Regarding Oversight of the Company’s Independent Auditor

9.	Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm shall report directly to the Committee;

10.	Receive and review a formal written statement from the Company’s independent auditor delineating all relationships between the independent auditor and the Company, consistent with the applicable requirements of the PCAOB;

11.	Actively engage in a dialogue with the Company’s independent auditor with respect to any disclosed relationship or service that may impact the objectivity and independence of the independent auditor;

12.	Take, or recommend that the Board take, appropriate action to oversee and ensure the independence of the Company’s independent auditor;

13.	Review and approve any hiring of employees and former employees of the Company’s independent auditor;

14.	Establish policies and procedures for review and pre-approval by the Committee of all audit services and permissible non-audit services (including the fees and terms thereof) to be performed by the Company’s independent auditor, with exceptions provided for de minimis amounts under certain circumstances as permitted by law; provided, however, that: (a) the Committee may delegate to one or more Members the authority to grant such pre-approvals if the pre-approval decisions of any such delegate Member(s) are presented to the Committee at its next-scheduled meeting; and (b) all approvals of non-audit services to be performed by the independent auditor must be disclosed in the Company’s applicable periodic reports;

15.	Discuss with the Company’s independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented, relating to the conduct of the audit and any major changes to the Company’s auditing and accounting principles and practices;

16.	Review with the Company’s independent auditor any audit problems, difficulties or disagreements with management that the independent auditor may have encountered, as well as any management letter provided by the independent auditor and the Company’s response to that letter, including a review of any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

17.	Oversee the rotation of the lead (or coordinating) audit partner of the Company’s independent auditor having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least every five years;

Matters Regarding Oversight of the Company’s Internal Audit Function

18.	Establish policies and procedures for evaluating the adequacy and effectiveness of internal controls that could significantly affect the Company’s financial statements, including the retention of any third party providers, as well as the adequacy and effectiveness of the Company’s disclosure controls and procedures and management’s reports thereon;

19.	Review and approve the appointment of, and any replacement of, any third party provider to perform any internal audit procedures;

20.	Review and discuss any reports prepared in connection with any internal audit;

Matters Regarding Oversight of Compliance Responsibilities

21.	Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

22.	Review all related party transactions for potential conflict of interest situations on an ongoing basis and approve all such transactions (if such transactions are not approved by another independent body of the Board);

23.	Review and address any concerns regarding potentially illegal actions raised by the Company’s independent auditor pursuant to Section 10A(b) of the Act, and cause the Company to inform the SEC of any report issued by the Company’s independent auditor to the Board regarding such conduct pursuant to Rule 10A-1 under the Act;

24.	Obtain from the Company’s independent auditor assurance that it has complied with Section 10A of the Act;

Additional Duties & Responsibilities

25.	Review and reassess the adequacy of this Charter annually;

26.	Review and assess the performance and effectiveness of the Committee at least annually;

27.	Report regularly to the Board with respect to the Committee’s activities and make recommendations as appropriate;

28.	Review with the Company’s outside counsel any legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies; and

29.	Take any other actions that the Committee deems necessary or proper to fulfill the purposes and intent of this Charter.

While the Committee has the responsibilities, duties and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Rather, those duties are the responsibility of management and the independent auditor.

Nothing contained in this Charter is intended to alter or impair the operation of the “business judgment rule” as interpreted by the courts under the Delaware General Corporation Law. Further, nothing contained in this Charter is intended to alter or impair the right of the Members to rely, in discharging their duties and responsibilities, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts and advisers such as the Company’s independent auditor.

STRUCTURE & MEETINGS

The Committee shall conduct its business and meetings in accordance with this Charter, the Company’s bylaws and any direction set forth by the Board. The chairperson of the Committee shall be designated by the Board or, in the absence of such a designation, by a majority of the Members. The designated chairperson shall preside at each meeting of the Committee and, in consultation with the other Members, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. In the absence of the designated chairperson at any meeting of the Committee, the Members present at such meeting shall designate a chairperson pro tem to serve in that capacity for the purposes of such meeting (not to include any adjournment thereof) by majority vote. The chairperson (other than a chairperson pro tem) shall ensure that the agenda for each meeting is distributed to each Member in advance of the applicable meeting.

The Committee shall meet as often as it determines to be necessary and appropriate, but not less than quarterly each year. The Committee may establish its own schedule, provided that it shall provide such schedule to the Board in advance. The chairperson of the Committee or a majority of the Members may call special meetings of the Committee upon notice as is required for special meetings of the Board in accordance with the Company’s bylaws. A majority of the appointed Members, but not less than two Members, shall constitute a quorum for the transaction of business. Members may participate in a meeting through use of conference telephone or similar communications equipment, so long as all Members participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

The Committee may meet with any person or entity in executive session as desired by the Committee. The Committee shall meet with the Company’s independent auditors, at such times as the Committee deems appropriate, to review the independent auditor’s examination and management report.

Unless the Committee by resolution determines otherwise, any action required or permitted to be taken by the Committee may be taken without a meeting if all Members consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the Committee. The Committee may form and delegate authority to subcommittees when appropriate.

MINUTES

The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board.

Exhibit B

PRESIDENTIAL REALTY CORPORATION

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors (Board), the Audit Committee of the Board (Committee) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal year 2008, the Committee met four times and discussed the interim financial information contained in each quarterly earnings announcement with the Chief Executive Officer, Chief Financial Officer, Treasurer and independent registered public accounting firm prior to public release.

In discharging its oversight responsibility as to the audit process, the Committee obtained from Holtz Rubenstein Reminick, the Company’s independent registered public accounting firm, a formal written statement confirming that as of March 31, 2009 the accounting firm was independent of the Company in compliance with PCAOB Rule 3526 and within the meaning of the federal securities laws administered by the Securities and Exchange Commission, discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to such firm’s independence. The Committee also discussed with management and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls and reviewed with the independent registered public accounting firm their audit scope and identification of audit risks.

The Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of the Company’s financial statements.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2008, with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

Richard Brandt, Chairman
Mortimer Caplin
Robert Feder

Date: March 25, 2009

B-1

VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. PRESIDENTIAL REALTY CORPORATION 180 SOUTH BROADWAY Electronic Delivery of Future PROXY MATERIALS WHITE PLAINS, NY 10605 If you would like to reduce the costs incurred by Presidential Realty Corporation in ATTN: ELIZABETH DELGADO mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends that you nominee(s) on the line below. vote FOR the following: 1. Election of Directors 0 0 0 Nominees 03 Robert Feder 04 Jeffrey F. Joseph 05 Thomas Viertel 06 Steven Baruch NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Yes No R2.09.03.17 Please indicate if you plan to attend this meeting 0 0 1 Please sign exactly as your name(s) appear(s) hereon. When signing as 0000022791 attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . PRESIDENTIAL REALTY CORPORATION 180 SOUTH BROADWAY, WHITE PLAINS, NEW YORK 10605 MANAGEMENT PROXY The undersigned hereby appoints JEFFREY F. JOSEPH and THOMAS VIERTEL, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to appear and vote all of the shares of Class B stock standing in the name of the undersigned on April 21, 2009, at the Annual Meeting of Stockholders of Presidential Realty Corporation to be held at the Marriott Residence Inn, 5 Barker Avenue, White Plains, New York, on June 15, 2009 at 2:00 P.M., New York time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote as designated on reverse: THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS R2.09.03.17 2 0000022791 (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. PRESIDENTIAL REALTY CORPORATION 180 SOUTH BROADWAY Electronic Delivery of Future PROXY MATERIALS WHITE PLAINS, NY 10605 If you would like to reduce the costs incurred by Presidential Realty Corporation in ATTN: ELIZABETH DELGADO mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends that you nominee(s) on the line below. vote FOR the following: 1. Election of Directors 0 0 0 Nominees 01 Richard Brandt 02 Mortimer M. Caplin NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Yes No R2.09.03.17 Please indicate if you plan to attend this meeting 0 0 1 Please sign exactly as your name(s) appear(s) hereon. When signing as 0000022790 attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . PRESIDENTIAL REALTY CORPORATION 180 SOUTH BROADWAY, WHITE PLAINS, NEW YORK 10605 MANAGEMENT PROXY The undersigned hereby appoints JEFFREY F. JOSEPH and THOMAS VIERTEL, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to appear and vote all of the shares of Class B stock standing in the name of the undersigned on April 21, 2009, at the Annual Meeting of Stockholders of Presidential Realty Corporation to be held at the Marriott Residence Inn, 5 Barker Avenue, White Plains, New York, on June 15, 2009 at 2:00 P.M., New York time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote as designated on reverse: THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS R2.09.03.17 2 0000022790 (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)